UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: March 08, 2005 (Date of earliest event reported)
Maine & Maritimes Corporation (Exact name of registrant as specified in its charter)
ME (State or other jurisdiction of incorporation)	333-103749 (Commission File Number)	30-0155348 (IRS Employer Identification Number)
	PO Box 789 (Address of principal executive offices)	04769 (Zip Code)
Registrant's telephone number, including area code: 207-760-2499

Item 7.01. Regulation FD Disclosure

Maine & Maritimes Corporation (AMEX:MAM) declares quarterly dividend of $0.25 per share to all holders of record on March 18, 2005.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Press Release

99.1       Press Release of Maine & Maritimes Corporation dated March 08, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 08, 2005	MAINE & MARITIMES CORPORATION By: /s/ J. Nicholas Bayne J. Nicholas Bayne President & CEO